UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [  X  ]

Filed by a party other than the Registrant   [     ]

Check the appropriate box:

[   ] Preliminary proxy statement

[   ] Confidential,  for use of the  Commission  Only  (as  permitted  by Rule
      14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-12


                                    PHC, Inc.
                (Name of Registrant as specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)1) and 0-11

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and site how it was determined):
     4.   Proposed maximum aggregate value of transaction
     5.   Total fee paid

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee  is offset as provided  by  Exchange  Act
      Rule 0-11a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing Party:
     4.   Date filed:

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
                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




November 10, 2006





Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Wednesday, December 20, 2006, at 1:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about PHC, Inc.'s officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                                     Sincerely,


                                                     Bruce A. Shear
                                                     President



                                    -- 2 --

                                    PHC, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 20, 2006

     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Wednesday, December 20, 2006, at 1:00 PM, for the following purposes:

     1. To elect five directors (two to be elected by the holders of the Company's Class A Common Stock and three to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

     2. To ratify the selection by the Board of Directors of Eisner LLP as the Company's independent auditors; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 30, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited to attend the meeting.

                                            By order of the Board of Directors


                                            Paula C. Wurts, Clerk

Peabody, Massachusetts
November 10, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    -- 3 --

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 20, 2006 at 1:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-K for the year ended June 30, 2006 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-K upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 10, 2006.

     The Board of Directors has fixed October 30, 2006 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date, there were outstanding and entitled to vote 17,814,365 shares of Class A Common Stock and 775,760 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock vote as one class.

     The Annual Meeting will be composed of three related but separate sessions:
(i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock to transact such other business as may properly come before the meeting or any adjournment thereof ("General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.


                                    -- 4 --

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.


                                    -- 5 --

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock and Class B Common Stock (the only classes of common stock of the Company currently outstanding) as of October 30, 2006 by each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, each director of the Company, each of the named executive officers as defined in 17 CFR 228.402(a)(2) and all directors and officers of the Company as a group. Shares of common stock subject to stock options vesting on or before October 30, 2006 are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

                    Name and Address      Amount and Nature         Percent of
Title of Class      of Beneficial Owner   of Beneficial Owner (11)    Class
_______________   _____________________   ________________________  ___________
Class A Common    Bruce A. Shear                 683,745(1)            3.8%
  Stock           c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  Robert H. Boswell              253,754(2)            1.4%
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  Paula C. Wurts                 207,106(3)            1.2%
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  Howard W. Phillips             178,750(4)            1.0%
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  Donald E. Robar                137,232(5)             *
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  William F. Grieco              142,750(6)             *
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  David E. Dangerfield            55,000(7)             *
                  c/o PHC, Inc.
                  200 Lake Street
                  Peabody, MA   01960
                  All  Directors and
                   Officers as                 1,658,337(8)            9.0%
                  a Group (7 persons)
                  Marathon Capital Mgmt, LLC   1,302,750               7.3%
                  P. O. Box 771
                  Hunt Valley, MD 21030



                                    -- 6 --

Class B Common    Bruce A. Shear
  Stock (9)       c/o PHC, Inc.                  721,259(10)          93.0%
                  200 Lake Street
                  Peabody, MA   01960
                  All Directors and
                    Officers as a                721,259              93.0%
                    Group (7 persons)

  *    Less than 1%
     1. Includes 168,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.55 to $2.68 per share.
     2. Includes 87,188 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $.45 to $2.73 per share.
     3. Includes 86,875 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.45 to $2.73 per share.
     4. Includes 75,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.35 to $2.11 per share.
     5. Includes 82,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.22 to $3.50 per share.
     6. Includes 82,500 shares of Class A Common Stock issuable pursuant to curretly exercisable stock options, having an exercise price range of $.22 to $3.50 per share.
     7. Includes 50,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $ .55 to $2.11 per share.
     8. Includes an aggregate of 638,313 shares of Class A Common Stock issuable pursuant to currently exercisable stock options. Of those options, 4,000 have an exercise price of $3.50 per share, 20,000 have an exercise price of $2.73 per share, 45,000 have an exercise price of $2.68 per share, 15,000 have an exercise price of $2.38 per share, 7,500 have an exercise price of $2.20, 20,000 have an exercise price of $2.11 per share, 4,000 have an exercise price of $2.06 per share, 313 have an exercise price of $1.25 per share, 40,000 have an exercise price of $1.48 per share, 50,000 have an exercise price of $1.41 per share, 15,000 have an exercise price of $1.37 per share, 40,000 have an exercise price of $1.33 per share, 15,000 have an exercise price of $1.21, 4,000 have an exercise price of $1.03 per share, 4,000 have an exercise price of $.81 per share, 130,000 have an exercise price of $.75 per share, 40,000 have an exercise price of $.74 per share, 15,000 have an exercise price of $.69 per share, 120,500 have an exercise price of $.55 per share, 15,000 have an exercise price of $.45 per share, 30,000 have an exercise price of $.35 per share and 4,000 have an exercise price of $.22 per share.
     9. Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer or at any time at the option of the holder.
     10. Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
     11. "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).


                                    -- 7 --

     By virtue of the fact that Mr. Shear owns 93% of the class B shares and the class B shareholders have the right to elect all of the directors except the two directors elected by the class A shareholders, Mr. Shear has the right to elect the majority of the members of the board of directors and may be deemed to be in control of the Company.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of October 30, 2006:

                    Bruce A. Shear ......................................19.62%
                    All Directors and Officers as a Group
                     (7 persons).........................................23.57%

                                    -- 8 --

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock. The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Howard Phillips. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, William F. Grieco and David
E. Dangerfield. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Howard Phillips), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Howard W. Phillips, Bruce A. Shear, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

        Name                     Age            Position
_____________________________    ___    _____________________________
 Bruce A. Shear                   51    Director, President and Chief
                                          Executive Officer
 Donald E. Robar (1)(2) (3)       69    Director
 Howard W. Phillips               76    Director
 William F. Grieco (1)(2) (3)     52    Director
 David E. Dangerfield (1) (3)     65    Director

(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Nominating/Governance Committee

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976. Since November 2003, Mr. Shear has been a member of the board of directors of Vaso Active Pharmaceuticals, Inc., a public company marketing and selling over-the-counter pharmaceutical products that incorporate Vaso's transdermal drug delivery technology.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology at Colby-Sawyer College in New London, New Hampshire from 1967 to 1997 and is now Professor Emeritus. Dr. Robar received an Ed.D. (Counseling) from the University of Massachusetts in 1978, an M.A. in Clinical Psychology from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

                                    -- 9 --

     HOWARD W. PHILLIPS has served as a Director of the Company since August 1996 and has been employed by the Company as a public relations specialist since August 1995. From 1982 until 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

     WILLIAM F. GRIECO has served as a Director of the Company since February 1997. Mr. Grieco is the Vice President and General Counsel of American Science and Engineering, Inc., an X-Ray inspection technology company. Prior to that, from 1999 to 2005, he was Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing science and technology companies. From 2001 to 2002, he also served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology Company. From 1995 to 1999 he was Senior Vice President and General Counsel for Fresenius Medical Care North America. Prior to that, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a B.S. from Boston College in 1975, an M.S. in Health Policy and Management from Harvard University in 1978 and a J.D. from Boston College Law School in 1981.

     DAVID E. DANGERFIELD has served as a Director of the Company since December 2001. Since 1977, he has served as the Chief Executive Officer for Valley Mental Health in Salt Lake City, Utah. Since 1974, Mr. Dangerfield has been a partner for Professional Training Associates (PTA). In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services. David Dangerfield serves as a Board member of the Mental Health Risk Retention Group and Utah Alliance for the Mentally Ill, an advocacy organization of family and friends of the mentally ill, which are privately held corporations, and the Utah Hospital Association, which is a trade organization in Utah. Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

      Name                       Age            Position
_____________________________    ___    _____________________________
 Robert H. Boswell                58    Senior Vice President
 Paula C. Wurts                   57    Chief Financial Officer, Treasurer
                                         and Clerk

     Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

     ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as Executive Vice President of the Company from 1992 to 1999. From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     PAULA C. WURTS has served as the Controller of the Company since 1989, as Assistant Clerk from January 1996 until February 2006, when she became Clerk, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

                                    -- 10 --

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held four meetings during the fiscal year 2006 and took action by written consent five times. During fiscal year 2006, each director attended 100% of the total number of meetings of the Board and the total number of meetings held by all Board committees on which such director served. The Board has a standing audit committee (the "Audit Committee"), compensation committee and a nominating and corporate governance committee.

Communications with the Board of Directors

     Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company's Clerk, PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Clerk. In accordance with the Board's instructions, the Clerk will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management or Board or committee matters. In addition, the Clerk will make all such communications available to each member of the Board at the Board's next regularly scheduled meeting.

Audit Committee

     The Board of Directors has appointed an audit committee to assist the Board in the oversight of the financial reports, internal controls, accounting policies and procedures. The primary responsibilities of the Audit Committee are as follows:

     o Hire, evaluate and, when appropriate, replace the Company's independent registered public accounting firm, whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed.
     o    Approve all audit fees in advance of work performed.
     o Approve any accounting firm and fees to be charged for taxes or any other non-audit accounting fees.
     o Review internal controls over financial reporting with the independent accountant and a designated accounting staff member.
          o    Review with management and the registered public accounting firm:
          o The independent accountant's audit of and report on the financial statements.
          o The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
          o Any serious difficulties or disputes with management encountered during the course of the audit.

     o Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.
     o Consider and review with management and a designated accounting staff member:
     o Any significant findings during the year and management's responses to them.
     o Any difficulties an accounting staff member encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
     o Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
          o    Review  the  annual  filings  with  the SEC and  other  published documents containing the company's financial statements and consider whether the information in the filings is consistent with the information in the financial statements.


                                    -- 11 --

     o Review the interim financial reports with management, the independent registered public accounting firm and an accounting staff member.
     o Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.
     o Review the audit committee charter at least annually and modify as needed.

     During fiscal 2006 the Audit Committee consisted of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco. As required by the SEC, all members of the audit committee are "independent" as such term is defined pursuant to applicable SEC rules and regulations. Dr. Dangerfield serves as the chairman and is the audit committee financial expert. The Audit Committee met five times during fiscal 2006. All of the committee members attended the meetings.

Compensation Committee

     The Board of Directors has appointed the members of the Compensation Committee to review and approve officer's compensation, formulate bonuses for management and administer the Company's equity compensation plans. During fiscal 2006 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco. The Compensation Committee met once during fiscal 2006. Mr. Shear does not participate in discussions concerning, or vote to approve, his salary. All members of the compensation committee are independent under Rule 4200(a)(15) of the NASD Manual.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee was established in October, 2005. This committee is appointed by the Board of Directors for the purpose of identifying individuals qualified to become Board members and to recommend that the Board select these individuals as nominees for election to the Board at the next annual meeting of the Company's stockholders, and developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company. The Nominating and Corporate Governance Committee consists of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco. All members of this committee are independent.

Nomination of Directors

     The Company will consider all director candidates recommended to the Nominating and Corporate Governance Committee by stockholders at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board as required by the Company's by laws.

     Each director nominee is evaluated in the context of the full Board's qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company's business and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to the Company of the director nominee's respective skills and experience, which must be complimentary to the skills and experience of the other members of the Board. In addition, the director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment, and an understanding of the Company's business on an operational level as well as demonstrate a willingness to devote the appropriate time to fulfilling Board duties.


Procedures for Consideration of Stockholder Nominations.


     Specifically, the Company did not receive any nominations for directors from shareholders for consideration at the 2006 Annual Meeting. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees recommended by members of the Board of Directors, the


                                    -- 12 --

Nominating and Governance Committee, management or other parties are evaluated. Any shareholder nominations must be made in accordance with the Company by-laws, which currently require written notice to the chairman of the Nominating and Governance Committee buy-out of certified mail or overnight delivery to 200 Lake Street, Suite 102, Peabody, Massachusetts 01960 no less than 120 calendar days before the one-year anniversary of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. Nominations for election to the Board of Directors at the 2007 Annual Meeting of Shareholders must be received no later than July 23, 2007. The notice must set forth at a minimum:

     1. A complete biography, including full employment history of the nominee;

     2. A signed consent form and waiver from the nominee authorizing the Company to perform full background checks of the director nominee, including criminal and credit history, from a firm acceptable to the Company in its sole discretion;

     3. Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company's Secretary or Clerk;

     4.   Disclosure   of  all  special   interests   and  all   political   and
          organizational affiliations;

     5. A signed, written statement from the director nominee the reasons that the director nominee wants to serve on the Company's Board, the reasons that the director nominee believes that he or she is qualified to serve; and

     6. A description of all litigation to which he or any of his affiliates have been a party within the past seven years.

     In addition, the stockholder must submit any additional information required to be included in the Company's proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management). The information submitted by the stockholder must include complete contact information for the submitting stockholder and the director nominee.

Charters for all committees of the Board of Directors were included as Appendix to the Company's 2005 proxy statement filed with the Securities and Exchange Commission on November 18, 2005 and are available for review on the Company website at www.phc-inc.com.

                                    -- 13 --

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2006 with the Company's independent registered public accounting firm, Eisner LLP and management. The Audit Committee approved the financial statements for inclusion in the Company's annual report. The Audit Committee has discussed with Eisner LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Eisner LLP, required by the Securities Acts adminstered by the Securities and Exchange Commission, including rules of the Pubic Company Accounting Oversight Board and has discussed with Eisner LLP its independence. The discussions that the Audit Committee had with Eisner LLP regarding the matters described above occurred before the filing with the SEC of the Company's Annual Report on Form 10-K for fiscal 2006.





                                                AUDIT COMMITTEE
                                                David E. Dangerfield
                                                Donald E. Robar
                                                William F. Grieco



                                    -- 14 --

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment agreements

     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation

     Three executive officers of the Company received compensation in the 2006 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 2006, 2005 and 2004:

                        Summary Compensation Table
                                                               Long Term
                                                               Compensation
                          Annual Compensation                  Awards
                          ___________________                  _____________
      (a)          (b)     (c)       (d)         (e)           (g)               (i)
                                                               Securities
    Name and                                    Other Annual   Underlying     All Other
    Principal       Year   Salary     Bonus     Compensation   Options/SARs   Compensation
    Position                ($)        ($)         ($)               (#)          ($)
__________________  ____   ________   _______    ___________    ___________   ___________
Bruce A. Shear      2006   $393,515   $70,000   $27,458 (1)      105,000       $124,800
  President and     2005   $383,965   $45,000   $62,498 (2)       60,000       $ 37,050
  Chief Executive   2004   $345,416   $25,147   $15,395 (3)           --       $     --
  Officer

Robert H. Boswell   2006   $176,878   $40,000   $14,701 (4)       28,750       $ 33,488
  Senior Vice       2005   $164,590   $10,000   $29,016 (5)       25,000       $ 15,750
  President         2004   $155,417   $32,794   $15,582 (6)           --       $     --

Paula C. Wurts      2006   $152,878   $35,000   $15,029 (7)       27,500       $ 32,300
   Chief Financial  2005   $140,586   $10,000   $35,009 (8)       25,000       $ 15,750
   Officer,         2004   $129,125   $17,647   $13,901 (9)           --       $     --
   Treasurer
   and Clerk

(1) This amount represents $8,910 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $13,648 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $864 in club membership dues paid by the Company for the benefit of Mr. Shear, and $4,036 personal use of a Company car held by Mr. Shear.

(2) This amount represents $7,789 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $7,541 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $2,805 in club membership dues paid by the Company for the benefit of Mr. Shear, $4,027 personal use of a Company car held by Mr. Shear and $40,336 based on the intrinsic value of the repricing of options held by Mr. Shear.

(3) This amount represents $5,063 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, $5,532 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear, $912 in club membership dues paid by the Company for the benefit of Mr. Shear, $3,888 personal use of a Company car held by Mr. Shear.

                                    -- 15 --

(4) This amount represents a $6,000 automobile allowance, $8,172 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell and $529 in benefit derived from the purchase of shares through the employee stock purchase plan.

(5) This amount represents a $6,000 automobile allowance, $6,656 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $1,020 in benefit derived from the purchase of shares through the employee stock purchase plan, and $15,340 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(6) This amount represents a $6,000 automobile allowance, $4,650 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $428 in membership dues paid by the Company for the benefit of Mr. Boswell, $699 in benefit derived from the purchase of shares through the employee stock purchase plan, and $3,805 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(7) This amount represents a $4,800 automobile allowance, $10,053 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts and $176 in benefit derived from the purchase of shares through the employee stock purchase plan.

(8) This amount represents a $4,800 automobile allowance, $8,392 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $340 in benefit derived from the purchase of shares through the employee stock purchase plan and $21,477 based on the intrinsic value of the repricing of options held by Ms. Wurts.

(9) This amount represents a $4,800 automobile allowance, $5,063 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $233 in benefit derived from the purchase of shares through the employee stock purchase plan and $3,805 based on the intrinsic value of the repricing of options held by Ms. Wurts.


OPTION PLANS

Stock Plan

     The Board of Directors adopted the Company's first stock option plan on August 26, 1993. This stock option plan has expired however, options to purchase 358,000 shares remain outstanding under the plan. On September 22, 2003 the Board of Directors adopted the Company's current stock option plan and the stockholders of the Company approved the plan on December 31, 2003. The Stock Plan provides for the issuance of a maximum of 1,300,000 shares of the Class A Common Stock of the Company pursuant to the grant of incentive stock options to employees and the grant of nonqualified stock options or restricted stock to employees, directors, consultants and others whose efforts are important to the success of the Company.

     The Board of Directors administers the Stock Plan. Subject to the provisions of the Stock Plan, the Board of Directors has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares, (ii) option exercise terms, (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Class A Common Stock as of the date of grant), (iv) type and duration of transfer or other restrictions and (v) the time and form of payment for restricted stock upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no option may be exercised more than 60 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a period of one year following such termination.


                                    -- 16 --

Non-Employee Director Stock Plan

     The non-employee directors' stock option plan provides for the grant of nonstatutory stock options automatically at the time of each annual meeting of the Board. Through June 30, 2006, options for 145,500 shares were granted under the 1995 plan. This plan expired in August 2005 and, in January 2005, the shareholders voted to approve a new non-employee directors' stock plan. The new plan is identical to the plan it replaced. Under the new plan a maximum of 350,000 shares may be issued. A total of 40,000 options were issued under the plan on January 6, 2005. On January 31, 2006, this plan was amended to increase the number of options issued to each outside director each year from 10,000 options to 20,000 options. Each outside director is granted an option to purchase 20,000 shares of Class A Common Stock annually at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date. The new plan will expire in January 2015, ten years from the date of shareholder approval.

     If an optionee ceases to be a member of the Board of Directors other than for death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board. In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner

Stock Option Grants

     During the fiscal year ended June 30, 2006, the Company issued additional options to purchase 408,750 shares of Class A Common Stock under the 2003 Stock Plan at a price per share ranging from $1.45 to $2.73. Generally, options are exercisable upon grant for 25% of the shares covered with an additional 25% becoming exercisable on each of the first three anniversaries of the date of grant. The following table provides information about options granted to the officers and directors during fiscal 2006 under the Company's Stock Option Plans.

                                     Individual Grants
   (a)             (b)            (c)              (d)          (e)          (h)
                    Number of     % of Total
                    Securities    Options/SARs     Exercise                  Alternative
                    Underlying    Granted to       or Base                   to (f) and (g)
                    Options/SARs  Employees        Price         Expiration  Grant Date
    Name            Granted (#)   in Fiscal Year   ($/Share)*       Date     Value
 ________________   ____________  ______________   __________   ____________   ___________

Bruce A. Shear         15,000         3.67%           2.68      09/20/2010     18,300
                       75,000        18.35%           2.68      09/20/2010     91,500
                       15,000         3.67%           2.20      05/22/2011     15,000

Robert H. Boswell      20,000         4.89%           2.73      09/22/2010     24,800
                        1,250         0.31%           1.95      02/16/2011      1,188
                        7,500         1.83%           2.20      05/22/2011      7,500

Paula C. Wurts         20,000         4.89%           2.73      09/22/2010     24,800
                        7,500         1.83%           2.20      05/22/2011      7,500

      * Exercise Price of options at issue date was equal to or greater than the fair market value.

                                    -- 17 --

The Company utilized the Black-Scholes valuation model for estimating the Grant Date Value with no adjustments for non-transferability or risk of forfeiture. The assumptions used are as follows:


                     Risk free interest rate         4.5%
                     Expected dividend yield         0.0%
                         Expected lives                5
                       Expected volatility           5.0%

The following table provides information about options exercised by the named executive officers during fiscal 2006 and the number and value of options held at the end of fiscal 2006.

 (a)           (b)             (c)            (d)                  (e)
                                               Number of
                                               Securities          Value of
                                               Underlying          Unexercised
                                               Unexercised         In-the-Money
                  Shares                       Options/SARs at     Options/SARs at
                  Acquired on   Value          FY-End (#)          FY-End ($)
   Name           Exercise      Realized       Exercisable/        Exercisable/
                      (#)           ($)        Unexercisable       Unexercisable


Bruce A. Shear      67,000       $ 127,300     146,250/ 78,750     $140,950/$199,238
Robert H. Boswell   36,000       $  68,400       82,188/ 21,562    $ 98,078/$ 54,533
Paula C. Wurts      36,000       $  68,400       81,875/ 20,625    $ 98,000/$ 52,181

On June 30, 2005, the Company accelerated the vesting on the 326,250 of outstanding unvested options held by employees. This resulted in a non-cash charge to compensation of $9,875 and $27,025 in the fiscal years ended June 30, 2006 and 2005, respectively.

Employee Stock Purchase Plan

On October 18, 1995, the Board of Directors voted to provide employees who work in excess of 20 hours per week and more than five months per year rights to elect to participate in an Employee Stock Purchase Plan (the "Plan"), which became effective February 1, 1996. The price per share shall be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period. The plan was amended on December 19, 2001 and December 19, 2002 to allow for a total of 500,000 shares of Class A Common Stock to be issued under the plan. On January 31, 2006 the stockholders approved a replacement Employee Stock Purchase Plan to replace the 1995 plan which expired on October 18, 2005. The new plan is identical to the old plan and expires on January 31, 2016.

As of June 30, 2006, a total of 157,034 shares of Class A Common Stock have been issued under the 1995 plan. Fourteen employees are participating in the current offering period under the new plan, which began on February 1, 2006 and will end on January 31, 2007.

COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $10,000 stipend per year and $2,500 for each Board meeting they attend. The Audit Committee Chairperson receives an annual stipend of $5,000, members of the audit committee receive an annual stipend of $3,000 and compensation committee


                                    -- 18 --
and nominating/governance committee receive an annual stipend of $2,000. In addition, Directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan").

Compensation Committee Interlocks and Insider Participation

During fiscal 2006 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco, neither of which was an officer or employee of the Company during the 2006 fiscal year. Mr. Robar served as the Company's Treasurer from February 1996 until April 2000. During the 2006 fiscal year, none of our executive officers served on our Compensation Committee (or equivalent), or board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

STOCK PERFORMANCE GRAPH

The following table depicts the cumulative total return on the Company's common stock compared to the cumulative total return for the Nasdaq Composite-US Index and the Nasdaq Health Services Index (which includes both U.S. and foreign companies), an index published by the University of Chicago's Center for Research in Security Prices. The table assumes the investment of $100 on June 30, 2001.

                                    -- 19 --

                Comparison of Five-Year Cumulative Total Returns
                             Performance Report for
                                    PHC, Inc.

Prepared by the Center for Research in Security Prices
Produced on 10/04/2006 including data to 06/30/2006

     Company Index: CUSIP       Ticker      Class       Sic         Exchange

                    69331510    PIHC        A           8060

                                Fiscal Year-end is 06/30/2006

     Market Index:  Nasdaq Stock Market (US Companies)


     Peer Index:    Nasdaq Health Services Stocks

                    SIC 8000-8099 US & Foreign

          Date         Company Index         Market Index         Peer Index

       06/29/2001        100.000              100.000              100.000
       07/31/2001         91.176               93.648               99.285
       08/31/2001        147.059               83.452              100.213
       09/28/2001        105.882               69.389               95.575
       10/31/2001        147.059               78.297               86.831
       11/30/2001        105.882               89.444               91.217
       12/31/2001        108.824               90.194               98.003
       01/31/2002        111.765               89.508               95.807
       02/28/2002        108.824               80.201               93.279
       03/28/2002        108.824               85.460              102.316
       04/30/2002        164.706               78.360              111.584
       05/31/2002        191.176               74.904              102.338
       06/28/2002        232.353               68.119               98.180
       07/31/2002        194.118               61.899               88.975
       08/30/2002        223.529               61.241               86.624
       09/30/2002        220.588               54.655               86.379
       10/31/2002        220.588               62.121               87.852
       11/29/2002        202.941               69.046               88.229
       12/31/2002        241.176               62.352               84.426
       01/31/2003        235.294               61.678               87.185
       02/28/2003        232.353               62.544               80.875
       03/31/2003        273.529               62.725               83.800
       04/30/2003        247.059               68.426               85.731
       05/30/2003        220.588               74.434               96.551
       06/30/2003        226.471               75.628              103.355
       07/31/2003        247.059               80.839              110.637
       08/29/2003        238.235               84.365              112.714
       09/30/2003        252.941               83.268              116.003
       10/31/2003        258.824               89.972              122.730
       11/28/2003        364.706               91.305              129.159
       12/31/2003        408.824               93.229              129.104
       01/30/2004        450.000               95.994              139.298
       02/27/2004        367.647               94.187              144.302
       03/31/2004        397.059               92.583              143.559
       04/30/2004        338.235               89.515              147.557
       05/28/2004        302.941               92.488              147.757
       06/30/2004        326.471               95.329              153.466
       07/30/2004        341.176               88.053              139.433
       08/31/2004        308.824               85.897              134.207
       09/30/2004        355.882               88.460              135.604
       10/29/2004        400.000               92.046              138.689
       11/30/2004        447.059               97.717              154.082
       12/31/2004        423.529              101.459              162.705
       01/31/2005        479.412               96.180              159.990
       02/28/2005        541.176               95.633              167.111
       03/31/2005        591.176               93.201              177.355
       04/29/2005        588.235               89.811              177.801
       05/31/2005        585.294               96.755              183.133
       06/30/2005        744.118               96.362              193.931
       07/29/2005        852.941              102.511              198.379
       08/31/2005        711.765              100.885              203.103
       09/30/2005        838.235              100.965              205.278
       10/31/2005        750.000               99.668              208.605
       11/30/2005        702.941              105.105              226.640
       12/30/2005        611.765              103.616              223.715
       01/31/2006        647.059              108.191              237.917
       02/28/2006        632.353              107.115              231.055
       03/31/2006        676.471              109.939              234.596
       04/28/2006        641.176              109.074              225.237
       05/31/2006        647.059              102.493              223.581
       06/30/2006        647.059              102.494              222.448

     The index level for all series was set to 100.0 on 06/29/2001

The comparisons in the table and in the graph above are required by the SEC rules and are not intended to forecast or be indicative of possible future performance of the Company's common stock. The stock performance graph shown above is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company."



                                    -- 20 --

                              APPROVAL OF AUDITORS

     During the fiscal year ended June 30, 2006, the Company changed independent registered public accounting firms from BDO Seidman, LLP, to Eisner LLP. This change was not made as a result of any disagreements between the accountants and the management of the Company. See the Company's report on form 8-K and 8-K/A filed with the Securities and Exchange Commission on March 10, 2006 and March 23, 2006, respectively.

     The Board has selected the firm of Eisner LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending June 30, 2007 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event Eisner LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of Eisner LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

INDEPENDENT AUDITOR FEES

The Company changed independent registered public accounting firms during the fiscal year ended June 30, 2006. The following table presents fees for professional audit services rendered by BDO Seidman, LLP and Eisner LLP for the Company's annual financial statements and quarterly review services and other related services for the fiscal years ended June 30, 2006 and 2005:

                                                  2006         2005
                                               _________     _________
         Audit and audit related fees          $ 186,600     $ 125,500
         Tax Services *                               --            --
         All other fees                            5,000            --
                                               _________     _________
              Total fees                       $ 191,600     $ 125,500
                                               =========     =========

     * Firms other than BDO Seidman, LLP, and Eisner LLP, provide tax and other accounting services.

In fiscal 2006, BDO Seidman, LLP, billed the Company an additional $5,000 in connection with the review of the company's S-8. This amount is listed as "All other fees" in the above table and relate to services traditionally provided by auditors, which are compatible with BDO Seidman, LLP's independence. The
Company's Audit Committee considered the non-audit services rendered by BDO Seidman, LLP during fiscal 2006 and determined that such services were compatible with BDO Seidman, LLP's independence.

Neither BDO Seidman, LLP nor Eisner LLP directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network, nor did they design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

The charter of the Audit Committee provides that the Audit Committee must pre-approve all auditing and non-auditing services to be provided by the auditor. In addition, any services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. All services shown in the table above were pre-approved by the Audit Committee.


       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION


                                    -- 21 --

Compliance with Section 16(A) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock. SEC rules also require the reporting persons and entities to furnish the Company with a copy of the reports they file. The Company is required to report any failure to file these reports.

During a review of these filings the Company found that Robert H. Boswell failed to file a Form 4 reporting the sale of 7,000 shares on May 25, 2006. These shares were reported on an amended Form 5 filed on July 27, 2006 when the oversight was discovered. Based on the review of the filings and written representations from the Company's directors and executive officers, except as noted, the Company believes that all reports required to be filed with the SEC by Section 16(a) during the most recent fiscal year have been filed on a timely basis.

                     STOCKHOLDER PROPOSALS FOR 2007 MEETING

Proposals of stockholders intended to be presented and director nominations intended to be made at the 2007 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Clerk, not later than July 23, 2007 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2006, which has not been included in the Company's proxy material, must have been received not later than September 15, 2006 to be considered timely.


                                    -- 22 --

                                  OTHER MATTERS


The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.


                                           By order of the Board of Directors



                                           Paula C. Wurts, Clerk

November 10, 2006

The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.


                                    -- 23 --

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2006 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2006. Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2006 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 30, 2006 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 20, 2006 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

                                    -- 24 --

               FORM OF PROXY FOR CLASS A COMMON STOCK STOCKHOLDERS

[X}  Please mark your
     votes as in this
     example.
                        Nominees:
                          Donald E. Robar
                          Howard W. Phillips

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To ratify the [  ]  [  ]  [  ]
   and Howard W. Phillips    [  ]   [  ]        selection by the
   as the Class A Directors of the company,     Board of Directors
   each to hold the office until the annual     of Eisner LLP as the
   meeting next following his election:         Company's independent auditors
                                                for the 2007 fiscal year.

  For all nominees except as noted below:    3. In their discretion, the Proxies
 __________________________________________     are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                                    -- 25 --

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2006 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2006 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2006 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on October 30, 2006 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 20, 2006 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

                                    -- 26 --

              FORM OF PROXY FOR CLASS B COMMON STOCK STOCKHOLDERS

[X}  Please mark your
     votes as in this
     example.
                        Nominees:
                          Bruce A. Shear
                          William F. Grieco
                          David E. Dangerfield

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect Bruce A. Shear,  [  ]   [  ]     2. To ratify the [  ]  [  ]  [  ]
   William F. Grieco and     [  ]   [  ]        selection by the
   David E. Dangerfield as the Class B          Board of Directors
   Directors of the company, each to hold       of Eisner LLP as the
   the office until the annual meeting next     Company's independent auditors
   following his election:                      for the 2007 fiscal year.

  For all nominees except as noted below:    3. In their discretion, the Proxies
 __________________________________________     are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                                    -- 27 --